                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement       [_]  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement


[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              MOORE MEDICAL CORP
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:

                                                         [LOGO OF MOORE MEDICAL]

May 30, 2000



Dear Fellow Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Moore Medical Corp. on Wednesday, June 21, 2000, at the Algonquin Hotel, Gallery I, 59 West 44th Street, New York, NY, starting at 11:00 a.m. Your Board of Directors and management look forward to personally greeting all shareholders who are able to attend.

In addition to electing seven directors, at the Annual Meeting shareholders will be asked to approve our equity-based 2000 Incentive Compensation Program and an amendment of our Certificate of Incorporation to increase the authorization of Common Stock.

Our enclosed Form 10-K Report discusses our determination to transform the Company into an Internet-based business-to-business enterprise. To further this transformation and seize the opportunities available to us, we will need to attract and retain high caliber information technology and marketing talent. Equity-based incentive compensation is crucial to our business strategy and closely aligns management and shareholders objectives- to increase shareholder value.

The Board has voted to request shareholders to approve an increase in the number of authorized Common Shares, which could be used to raise additional capital, make acquisitions, and/or conduct transactions which could assist the Company in implementing its transformation strategy. There are no specific plans for any major transaction at this time, but the Board has set a clear course which it believes to be in the best interest of the shareholders and it wishes to be in a position to take advantage of opportunities as they arise.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Please complete, sign, date and mail the enclosed proxy card in the postage-paid envelope provided or, if your proxy card or voting instruction so indicates, vote electronically via the Internet or by telephone.

We appreciate your continued interest in and support of the Company.

                                                  Sincerely,



                                                  Linda M. Autore
                                                  President and
                                                  Chief Executive Officer

                                                         [LOGO OF MOORE MEDICAL]

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                  NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS
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Dear Shareholder,

     The Annual Meeting of the Shareholders of Moore Medical Corp. will be held at the Algonquin Hotel, 59 West 44th Street, Gallery 1, New York, NY on Wednesday, June 21, 2000 at 11.00 a.m. to:

          (1)  elect a Board of seven directors;

          (2)  act on a proposal to adopt a 2000 Incentive Compensation
               Program;

          (3) act on a proposal to amend the certificate of Incorporation, including to increase the authorization of Common Stock; and

          (4) act on such other matters as may properly come before the meeting.

     The Board of Directors has fixed the close of business on May 15, 2000 as the record date for determining shareholders entitled to notice of and vote at the meeting.

                                                 Joseph Greenberger,
                                                 Secretary

May 30, 2000


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                             YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Please complete, sign, date and mail the enclosed proxy card in the postage-paid envelope provided or, if your proxy card or voting instructions so indicates, vote electronically via the Internet or by telephone.
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                              PROXY STATEMENT FOR
                      2000 ANNUAL MEETING OF SHAREHOLDERS
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                                   CONTENTS
                                   --------
GENERAL INFORMATION.......................................................  1

PRINCIPAL HOLDERS OF COMMON STOCK.........................................  2

ELECTION OF DIRECTORS.....................................................  3

ADOPTION OF 2000 INCENTIVE COMPENSATION PROGRAM...........................  4

ADOPTION OF AMENDMENT OF CERTIFICATE
     OF INCORPORATION.....................................................  9

EXECUTIVE COMPENSATION.................................................... 11

PERFORMANCE GRAPH......................................................... 16

SHAREHOLDER PROPOSALS AND NOMINATIONS FOR 2001 ANNUAL MEETING............. 16

INDEPENDENT PUBLIC ACCOUNTANT............................................. 17

EXHIBIT A - 2000 INCENTIVE COMPENSATION PROGRAM...........................  i

                                                         [LOGO OF MOORE MEDICAL]


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                              PROXY STATEMENT FOR

                      2000 ANNUAL MEETING OF SHAREHOLDERS
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                              General Information


Proxies in the form enclosed are being solicited on behalf of the Board of Directors of Moore Medical Corp. (the "Company") for use at its 2000 Annual Meeting of Shareholders to be held at 11:00 a.m. on Wednesday, June 21, 2000 at the Algonquin Hotel, 59 West 44th Street, Gallery 1, New York, NY, or any adjournments or postponements thereof (the "Meeting"). All properly executed proxies received before the vote at the Meeting will be voted as instructed thereon. If no instruction is indicated, it will be voted (1) FOR the election of the seven directors nominated on behalf of the Board of Directors (Proposal
1), (2) FOR approval of the 2000 Incentive Compensation Program (Proposal 2), and (3) FOR approval of an amendment to the Company's Certificate of Incorporation (Proposal 3 ). The Company is not aware of any other matter intended to be presented for consideration at the Meeting. If other matters properly come before the Meeting, the persons named in the proxy will vote thereon in their discretion.

Shares Entitled to Vote


Holders of record of the Company's Common Stock at the close of business on May 15, 2000 (the "Record Date") are entitled to notice of and to vote at the Meeting. On the Record Date, there were 3,045,176 shares of Common Stock outstanding, each entitled to one vote. This Proxy Statement is being released on or about May 30, 2000 to all holders of Common Stock on the Record Date.
The stock ledger of the Company as of the Record Date will be available for inspection at the office of Joseph Greenberger, Esq., 1370 Avenue of the Americas, 27th Floor, New York, NY, by any shareholder of record at the Record Date for any purpose germane to the Meeting during ordinary business hours from June 9, 2000 until the Meeting date.

Proxies and Revocation of Proxies

Execution and delivery of a proxy will not affect a shareholder's right to attend the Meeting and vote in person. A shareholder in whose name shares are registered as of the Record Date and who has given a proxy may revoke it at any time before it is voted by executing and delivering a written revocation to the Secretary of the Company, by execution and delivery of a later dated proxy or by attending the Meeting and voting by ballot (which has the effect of revoking the prior proxy). Attendance at the Meeting, however, will not in and of itself revoke a proxy.

A shareholder who is a beneficial owner but not registered as the record owner as of the Record Date cannot vote his or her shares except by the shareholder's broker, bank or nominee in whose name the shares are registered as of the Record Date executing and delivering a proxy on his or her behalf or the shareholder attending the Meeting with a proxy or other written authorization to vote from the registered owner and voting.

Cost of Proxy Solicitation

Brokers, banks and other nominees will be reimbursed by the Company for their out-of-pocket and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the Company's

Common Stock. D.F. King & Co., Inc. will assist the Company in soliciting proxies, for which it will be paid a fee of $4,000. Solicitations of proxies may, in certain instances, also be made personally or by telephone by directors, officers and a few employees of the Company.

                       PRINCIPAL HOLDERS OF COMMON STOCK

The following are believed by the Company to be holders of more than 5% of its outstanding Common Stock and by all directors and executive officers as a group, as of March 31, 2000:

                                                                                  Number of            Percent of
Name and Address:                                                                  Shares              Outstanding
-----------------                                                                  ------              -----------
Heartland Advisors, Inc. .................................................      437,200  (1)              14.4%
790 North Milwaukee Street
Milwaukee, WI 53202

Hollybank Investments, LP. ...............................................      319,200  (1)              12.9%
One Financial Center, Suite 1600
Boston, MA 02111

Thomas Charitable Foundation .............................................      213,243  (1)(2)            7.0%
272 Undermountain Road
Salisbury, CT 06068

Dimensional Fund Advisors, Inc. ..........................................      194,300  (1)               6.4%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

Kennedy Capital Management, Inc ..........................................      186,800  (1)               6.1%
10829 Olive Boulevard
St. Louis, MO 63141

         All Directors and Executive                                            487,163  (3)              16.0%
         Officers as a Group
         (10 persons)


(1)  Based on information supplied by the shareholder in its most recent
     Schedule 13G, 13GA, or 13D received by the Company.

(2) Held by the named trust of which a director is a trustee and in which he disclaims a beneficial interest.

(3) Includes 32,750 shares underlying stock options granted to executive officers that are exercisable within 60 days. Also includes 213,243 shares held by Thomas Charitable Foundation and 50,000 shares held by Vantage Venture Partners, LP. For information regarding beneficial ownership of the Company's Common Stock by each of its directors and executive officers, see "Election of Directors - Certain Information Regarding Nominees" and "Executive Officers," below.


                      PROPOSAL 1 - ELECTION OF DIRECTORS

Seven directors are proposed to be elected at the 2000 Annual Meeting of Shareholders. Each director will hold Office until the election and qualification of his or her successor or earlier removal or resignation. The seven nominees receiving a plurality of votes, assuming that a quorum is present at the Meeting, will be elected.

Certain Information Regarding Nominees

The following table gives information as of March 31, 2000 concerning the persons intended to be nominated on behalf of the Board of Directors for election as directors. They are now members of the Board of Directors, constituting the entire Board, and their current term of office expires at the election and qualification of their successors at the Meeting. The Company has no reason to believe that any nominee will be unable to serve. If any nominee should not be available, the persons named as proxies will vote for a substitute nominee designated by the Nominating Committee of the Board of Directors.

                                                                                           Director       Number        Percent of
     Name                 Age    Principal Occupation and Business Experience               Since       of Shares      Outstanding
     ----                 ---    ---------------------------------------------              -----       ---------      -----------
Linda M. Autore            49    President and Chief Executive Officer since August 17,      1999         4,000 (1)         *
                                 1999.  Member of Office of the President (Chief
                                 Executive Office) and  Senior Vice President Sales and
                                 Marketing, 1999, Senior Vice President, 1998.  Senior
                                 Vice President, Worldwide Marketing, Intellution, Inc.
                                 (industrial automation software) from 1997-1998.
                                 Prior thereto, business development and
                                 marketing consultant.

Christopher W. Brody       55    Chairman of Vantage Partners, LLC (a private                2000        76,600 (2)       2.5%
                                 investment firm) since January, 1999. Partner of
                                 Warburg, Pincus and Co. from 1971-1998.  Director of
                                 Intuit, Inc. and several privately held Internet
                                 companies. Former Chairman of the National Venture
                                 Capital Association.

Steven Kotler              53    Chairman of Executive Committee and member of Audit,        1977       135,520 (3)       4.5%
                                 Nominating and Stock Options Committees. Private
                                 investor. Former Co-Chairman, President and Chief
                                 Executive Officer of  Schroder & Co., Inc. (investment
                                 bankers).  Director of Del Laboratories, Inc.
                                 (cosmetics and drugs).

Robert H. Steele           61    Chairman of the Board and member of Executive               1981        32,250 (4)       1.1%
                                 Committee.  Vice Chairman of John Ryan Company
                                 (financial marketing).  Director of NLC Companies
                                 (insurance), Accent Color Science, Inc. (printing
                                 systems), Scan Optics, Inc. (data entry), Smart Serv
                                 Online, Inc. (online information provider), and New
                                 York Mercantile Exchange.

Peter C. Sutro             69    Retired.                                                    1979         2,000             *

Wilmer J. Thomas, Jr.      73    Member of Executive, Audit, Nominating and Stock            1977       213,243 (5)       7.0%
                                 Option Committees. Private investor and financial
                                 consultant.  Director and Vice Chairman of American
                                 Country Holding Co. (insurance).

Daniel K. Wassong          68    Chairman, President and Chief Executive Officer of Del      1994         1,000             *
                                 Laboratories, Inc. (cosmetics and drugs).  Director of
                                 Southern Union Company (gas utility).

* Less than 1%.
(1)  Includes 2,000 shares underlying options exercisable within 60 days.
(2) Includes 50,000 shares held by Vantage Venture Partners, LP of which Mr. Brody is Chairman of its general partner, Vantage Partners, LLC and holds a beneficial interest in Vantage Venture Partners, LP.
(3) Excludes 300 shares owned by Mr. Kotler's wife, in which he disclaims a beneficial interest.
(4)  Includes 16,250 shares underlying options exercisable within 60 days.
(5) Held by Thomas Charitable Foundation of which Mr. Thomas is a Trustee and in which he disclaims a beneficiary interest.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors and persons who own more than ten percent of the Common Stock of the Company to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the exchange on which the Common Stock is listed for trading. Executive officers, directors and more than ten percent shareholders are required by regulations under the Exchange Act to furnish the Company with copies of all Section 16(a) reports filed. Based on the Company's review of such reports filed for its fiscal year ended January 1, 2000, the Company believes that, except for a report of her initial holdings filed by Linda M. Autore consequent to her election as an executive officer on August 17, 1999 and a report of his initial holding filed by Peter T. Hood consequent to his election as an executive officer on September 20, 1999, all reporting requirements applicable to its executive officers, directors and more than ten percent shareholders were timely complied with for the year ended January 1, 2000.

Meetings of Board and Committees

The Board of Directors held four meetings during 1999. Each director other than Mr. Wassong attended not less than 75% of the meetings. The Board has an Executive Committee, an Audit Committee, a Nominating Committee and a Stock Option Committee. The Executive Committee has all the authority which, under the Delaware General Corporation Law, may be delegated to such a Committee; it has also been delegated the functions of a Compensation Committee. The Executive Committee held four meetings during 1999. The Audit Committee recommends the firm of independent public accountants to be engaged as the Company's auditors and participates in such accounting reviews as it deems appropriate. It held one meeting during 1999. The Stock Option Committee is authorized to award stock options. It held one meeting during 1999. The Nominating Committee recommends to the Board management's nominees for election as directors and for officers. The Nominating Committee held two meetings during 1999.

Compensation of Directors

A director who is not also a salaried officer is paid a fee of $8,000 per annum plus $1,000 for each Board meeting attended. A member of the Executive Committee who is not a salaried officer is paid an additional $1,000 per annum for services in such capacity. A member of the Audit Committee who is not a salaried officer is paid another $2,000 per annum for services in such capacity. In addition, pursuant to Board action, Mr. Steele is paid a fee of $100,000 per annum as the non-executive Chairman of the Board of Directors, and during 1999 he received a non-qualified stock option for 20,000 shares exercisable at $13.3125 a share. Mr. Kotler is paid a fee of $50,000 per annum as Chairman of the Executive Committee, and Mr. Thomas is paid a fee of $50,000 per annum under a consulting arrangement with the Company pursuant to which he consults with its executive officers with respect to financial and transactional matters.

          PROPOSAL 2 - ADOPTION OF 2000 INCENTIVE COMPENSATION PROGRAM

On February 23, 2000, the Board of Directors adopted a 2000 Incentive Compensation Program ("Program"), subject to approval by the Company's
                       -------
shareholders. The Board believes that the Company will need to expand its Internet technology and marketing staff to exploit the opportunities offered by the rapid growth of the Internet and the business-to-business website that the Company plans to launch in 2000. The purpose of the Program is to increase shareholder value by providing a variety of economic incentives designed to attract, retain and motivate employees and other individuals providing services to the Company and its subsidiaries, including new talent to carry out the Board's determination to transform the Company to a website-based enterprise.

The complete text of the Program is included as Exhibit A to this Proxy Statement. The following is a summary of the Program.

General

Incentives under the Program may consist of: (a) stock options; (b) restricted stock; (c) stock awards; (d) performance shares; and (e) other incentives, including cash. Incentives may be granted to any employee, director, consultant, independent contractor or agent of the Company or a subsidiary or parent of the Company ("eligible participants"), except that incentive stock options may be granted only to employees, as selected from time to time by the Compensation Committee of the Board of Directors.

The Program will be administered by the Compensation Committee. It must consist of two or more directors who qualify as disinterested persons under Rule 16b-3 of the Securities Exchange Act of 1934 ("Exchange Act") and as outside directors under Section 162(m) of the Internal Revenue Code, as amended ("Code").

A total of 195,000 shares of Common Stock are issuable (or may become issuable in installments) on exercise of options previously granted and presently outstanding under the Company's 1992 Incentive Stock Option Plan and 1998 Non-Qualified Stock Option Plan, and a total of 155,000 shares of Common Stock are presently available for the grant of new options under those Plans. The total number of shares of Common Stock which may be issued under the proposed new Program may not (subject to certain adjustments) exceed 505,000 shares, an increase of 350,000 shares over the number of shares available for the grant of new options under the present Plans. No additional options will be granted under the present Plans if the shareholders approve the proposed new Program. The closing market price of the Common Stock on February 23, 2000 was $10.50 a share.

Stock Options

Under the Program, the Committee may authorize the grant of non-qualified and incentive stock options to eligible participants to purchase shares of Common Stock from the Company. The Program gives the Committee discretion to determine the number and purchase price of the shares subject to each option, the dates during its term when the option becomes exercisable, and the expiration date of the option, subject to the following limitations: (a) no stock option may be granted with a purchase price less than the fair market value on the date of grant of the shares subject to the option; (b) the term of an option may not exceed ten years from the date of grant; (c) no incentive stock option may be granted to other than to an employee of the Company or a subsidiary or parent, it may not be transferred by the optionee other than by will or the laws of descent and distribution, and it may be exercised during the optionee's lifetime only by the optionee; and (d) no person may receive, in any calendar year, stock options for, in the total, more than 100,000 shares of Common Stock. Payment of the option price may be made in such form and manner as the Committee may approve.

Restricted Stock

Restricted stock are shares of Common Stock issued by the Company to an eligible participant which are subject to restrictions on sale or other transfer or to risk of forfeiture, on such terms and conditions as may be determined by the Committee. The price, if any, at which restricted stock will be issued will be determined by the Committee, and it may vary from time to time and among eligible participants and may require no payment or be less than the fair market value of the shares at the date of issuance. A participant receiving restricted stock will have the rights of a shareholder (including voting and dividend rights) as to the stock only to the extent the Committee designates. No person may receive, in any calendar year, more than 100,000 shares of Common Stock as restricted stock. The Committee, in its discretion, may substitute cash for shares of Common Stock otherwise required to be released from restriction.

Stock Awards

Stock awards are shares of Common Stock issued by the Company to an eligible participant without payment, as additional compensation for his or her services to the Company or a subsidiary of the Company. No person may receive stock awards aggregating more than 5,000 shares of Common Stock in any calendar year.

Performance Shares

Performance shares represent contingent rights granted to an eligible participant to be issued shares of Common Stock of the Company, to the extent performance goals established by the Committee are achieved. No person may receive more than 100,000 shares of Common Stock as performance shares in any calendar year.

Other Incentives; Stock Appreciation Rights

Other incentives may consist of stock appreciation rights entitling the participants to receive the appreciation in the fair market value of shares of common stock, payments in cash or transfers of other value by the Company to eligible participants as additional compensation for his or her services to the Company or a subsidiary of the Company. The form, amount and the terms and conditions of such rights and other incentives will be determined by the Committee.

Performance Goals

Section 162(m) of the Code prevents a publicly-traded corporation from taking a tax deduction for certain compensation in excess of $1 million per year which it or any subsidiary pays to its chief executive officer or any of its four next most highly compensated executive officers ("covered employees"). Certain compensation, including compensation based on the attainment of performance goals, is excluded from the deduction limit and deductible even if it exceeds $1 million per year. To qualify for this performance-based exemption, the material terms pursuant to which the compensation is to be paid, including the performance goals and the maximum amount payable to the covered employees, must be approved by the shareholders before payments are made. The maximum compensation amounts will be limited by the calendar year maximums set forth in the Program and described above. Stock price, market share, sales and earnings per share (including as met by a subsidiary, division or joint venture of the Company) are performance goals under the Program; the specific goals and goal amounts applicable to each award subject to a performance goal will be established by the Committee. If the Committee determines that compensation attributable to an incentive under the Program to a covered employee is intended to be excepted from the $1 million per year limit, it may make the grant of such incentive subject to the attainment of performance goals. In addition, other incentives to covered employees, and incentives granted to eligible participants who are not covered employees, may also be made subject to performance goals.

Non-transferability of Most Incentives

No restricted stock, performance share or non-qualified stock option granted under the Program will be transferable by its holder, except, in the event of the holder's death, by will or pursuant to the laws of descent and distribution or, to the extent provided for in the grant, to the participant's immediate family or to trusts for his, her or their benefit. No incentive stock option may be transferred except, in the event of the optionee's death, by will or pursuant to the laws of the descent and distribution.

Amendment of the Program

The Board of Directors may amend or discontinue the Program at any time. However, no amendment or discontinuance may (a) alter or impair, without the consent of the recipient, an incentive previously granted, or (b) result in a change which would disqualify awards made under the Program from the exemption provided by Rule 16b-3 of the Exchange Act. In addition, the Board of Directors may not amend the Program without approval of the Company's shareholders to the extent such approval is required by law, or by any exchange or automated trading system on which the Common Stock is traded.

Acceleration of Incentives

The Committee may, when it authorizes an award of restricted stock, stock option exercisable in installments, or an incentive subject to performance goals, provide that, on a change of control (as such may be defined by the Committee), the restrictions will lapse, the unexercised installments will become exercisable, and the performance goals will be deemed to have been met.

Federal Income Tax Consequences

Under existing federal income tax provisions, an eligible participant who receives a stock option, or performance shares or shares of restricted stock (unless a Section 83 Election, discussed below, is made), under the Program will not generally realize any income, nor will the Company generally receive any deduction for federal income tax purposes, in the year such incentive is granted. A participant who receives a stock award under the Program consisting of shares of Common Stock will realize ordinary income in the year of the award in an amount equal to the fair market value of the shares covered by the award on the date it is made, and the Company will be entitled to a deduction equal to the amount the employee is required to treat as ordinary income. A participant who receives a cash award will realize ordinary income at the time the award is paid equal to the amount received, and the amount will be deductible by the Company.

When a non-qualified stock option granted pursuant to the Program is exercised, the optionee will realize ordinary income measured by the difference between the aggregate purchase price of the shares as to which the option is exercised and the aggregate fair market value of shares on the exercise date, and the Company will be entitled to a deduction in the year the option is exercised equal to the amount the optionee is required to treat as ordinary income.

Options which qualify as incentive stock options are entitled to special tax treatment. If shares purchased pursuant to the exercise of an incentive stock option are not disposed of by the optionee within a holding period of two years from the date of the option grant or within one year after the transfer of the shares to the optionee, whichever is longer, then:

     .    the optionee recognizes no income upon the exercise of the option;

     . any gain or loss will be recognized by the optionee only upon ultimate disposition of the shares and, assuming the shares constitute capital assets in the optionee's hands, will be treated as a long-term capital gain or loss;

     . the optionee's basis in the shares purchased will equal the amount of cash paid for such shares; and

     . the Company will not be entitled to a federal income tax deduction in connection with the exercise of the option.

The difference between the option price and the fair market value of the shares acquired upon exercise of an incentive stock option will be treated as an "item of tax preference" for purposes of the alternative minimum tax. In addition, incentive stock options exercised more than three months after retirement are treated as non-qualified options. If the optionee disposes of the shares acquired by exercise of an incentive stock option before expiration of the holding period described above, the optionee must treat as ordinary income in the year of the disposition an amount equal to the difference between the optionee's basis in the shares and the lesser of the fair market value of the shares on the date of exercise or the selling price.

The Company will be entitled to a deduction equal to the amount the optionee is required to treat as ordinary income. If the exercise price of an option is paid by surrender of previously owned shares, the basis of the shares received in replacement of the previously owned shares is carried over. If the option is a non-qualified option, the gain recognized on exercise is added to the basis. If the option is an incentive stock option, the optionee will recognize gain if the shares surrendered were acquired through the exercise of an incentive stock option or through an employee stock purchase plan and have not been held for the applicable holding period. This gain will be added to the basis of the shares received in replacement of the previously owned shares.

An eligible participant who receives restricted stock or performance shares will generally realize taxable income on the date the shares become transferable or no longer subject to a substantial risk of forfeiture or on the date of their earlier disposition. The amount of such taxable income will equal the amount by which the fair market value of the shares of Common Stock on the date such restrictions lapse or the applicable performance goals are attained (or any earlier date on which the shares are disposed of) exceeds their purchase price, if any. A participant may be entitled to elect (a "Section 83 Election"), however, to include in income in the year of receipt the excess of the fair market value of the shares of Common Stock (without regard to any restrictions or goals) on the date of receipt over its purchase price. The Company will be entitled to a deduction for compensation paid in the same year and in the same amount as income is realized by the employees. Upon exercise of a stock appreciation right, the participant will recognize ordinary income, and the Company will be entitled to a deduction, measured by the fair market of the shares plus any cash received.

The vote FOR of the majority of the shares of Common Stock present in person or represented by proxy at the Meeting, assuming that a quorum is present at the Meeting, is needed to adopt the Program.

The Board of Directors recommends a vote FOR adoption of the 2000 Incentive Compensation Program.

             PROPOSAL 3.  APPROVAL OF AMENDMENT OF CERTIFICATE OF
               INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK


General

The Company's Certificate of Incorporation currently authorized the issuance of up to 5 million shares of Common Stock, 200,000 shares of Class A Preferred Stock, 70,002 shares of Class B Preferred Stock, and one million shares of Class C Preferred Stock. The Class A Preferred Stock and Class B Preferred Stock were designed for specific transactions in 1969 and 1971 and none are outstanding. A series of Class C Preferred Stock was designated by the Board of Directors as Series I Junior Preferred Stock in 1998 and 35,000 shares of such Stock are reserved for issuance in connection with the Company's 1998 Shareholder Rights Plan.

Of the 5 million authorized shares of Common Stock, at the Record Date a total of 3,745,176 were issued and outstanding or reserved for issuance, as follows:

Issued and outstanding..........................................................         3,045,176

Reserved for issuance under stock-based compensation plans (assuming 2000
Incentive Compensation Program is approved by the shareholders):
Covered by currently outstanding awards.............................................       195,000
Available for future awards.........................................................       505,000
                                                                                         ---------
Total...............................................................................     3,745,176


In our recent Form 10-K Report, we described our strategy to transform the Company to an electronic commerce-based enterprise by migrating existing customers and attracting new customers to the comprehensive Internet platform we plan to launch. The Report noted that our "Board recognizes the level of investment required to accomplish our Internet strategy." The Board of Directors believes that the presently remaining availability for issuance of 1,254,824 shares of Common Stock is inadequate for the Company's long-term needs, and it has voted to request shareholders to approve an increase in the number of authorized Common Stock from 5 million shares to 10 million shares. The additional shares could be used to raise capital, make acquisitions, and/or conduct other transactions which could assist the Company in implementing its transformation strategy. There are no specific plans for any major transaction at this time, but the Board believes it to be in the best interest of the shareholders that the Company be in position to take advantage of opportunities as they arise. The Board also believes that no shares of Class A Preferred Stock or Class B Preferred Stock are likely to be reissued in the future because the terms of such securities were uniquely designed for specific transactions.

Accordingly, the Board of Directors has approved and recommends to the shareholders approval of a proposed amendment to the Company's Certificate of Incorporation to amend Article "FOURTH" of the Certificate to increase the number of authorized shares of Common Stock to 10 million shares and to delete the authorization of Class A Preferred Stock and Class B Preferred Stock.

                                      9.

Purpose and Effect of the Proposed Amendment

The purpose of the proposed increase in the number of authorized shares of Common Stock is to ensure that additional shares of Common Stock will be available, if and when needed, for issuance from time to time for any proper purpose approved by the Board of Directors (including, without limitations, issuances to raise capital or effect acquisitions, and for other corporate purposes). Although there are no present arrangements, agreements or understandings for the issuance of additional shares of Common Stock (other than the shares previously reserved for issuance as described above), the Board of Directors believes that the availability of the additional authorized shares of Common Stock for issuance upon approval of the Board of Directors for a proper purpose, without the necessity for, or the delay inherent in, a meeting of the shareholders (except as may be required by applicable law, by regulatory authorities, or by the policies, rules or regulations of the American Stock Exchange or such other stock exchange or automated quotation system on which the Company's securities may then be listed or traded), will be beneficial to the Company and its shareholders by providing the Company with the flexibility required to promptly consider and respond to future business opportunities and needs as they arise.

If the proposed amendment is approved by the shareholders, the Board of Directors does not presently intend to seek further shareholder approval with respect to any particular issuance of shares, unless required by applicable law, by regulatory authorities, or by the policies, rules or regulations of the American Stock Exchange or such other stock exchange or automated quotation system on which the Company's securities may then be listed or traded. The rules of the American Stock Exchange, on which the Company presently has shares of Common Stock listed, require shareholder approval of a transaction involving the sales or issuance by a company of common stock (or securities convertible into common stock) at a price less than the greater of book or market value which, together with sales by officers, directors or principal shareholders, equals 20% or more of the outstanding common stock.

Shareholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future and, therefore, future issuances of Common Stock, depending upon the circumstances, may have a dilutive effect on the earnings per share, book value per share, voting power and other interests of the existing shareholders.

The proposed increase in the authorized number of shares of Common Stock could have an anti-takeover effect, although that is not its purpose. For example, if the Company were the subject of a hostile takeover attempt, it could try to impede the takeover by issuing shares of Common Stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost of the takeover. The availability of this defensive strategy to the Company could discourage unsolicited takeover attempts, thereby limiting the opportunity for the Company's shareholders to realize a higher price for their shares than might otherwise be available in the public markets. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented for the purpose of creating an anti-takeover device.

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary for approval of the proposal.

The Board of Directors recommends a vote "FOR" the adoption of the proposed amendment to the Company's Certificate of Incorporation.

                            EXECUTIVE COMPENSATION

Executive Officers

The Company has three executive officers other than its Chief Executive Officer. Their ages, business experience over the last five years and the number of shares of the Company's Common Stock beneficially owned by each of them as of March 31, 2000, are set forth below:

                                                            Business                            Number         Percent of
        Name                  Age                          Experience                          of Shares      Outstanding
        ----                  ---                          ----------                          ---------      -----------
Peter T. Hood                 54         Senior Vice President of  Information Systems           1,050             *
                                         since September 20, 1999; Vice President Systems
                                         and Networks, Gartner Group, 1999;
                                         Director of Enterprise Architecture and Planning,
                                         Oxford Health, 1995-1998.

Kenneth S. Kollmeyer          50         Executive Vice President of Operations since 1999;     20,500 (1)         *
                                         Member Office of the President (Chief
                                         Executive Office), 1999; Senior Vice President
                                         Operations 1992-1999.

Joseph P. Savidge             43         Senior Vice President of Finance - Chief Financial      1,000             *
                                         Officer since October 19, 1999; Vice President
                                         Finance and Measurement, Advo, Inc., (direct mail
                                         marketer), 1996-1999.

*Less than 1%.

(1) Includes 14,500 shares underlying stock options that are exercisable within 60 days.

Executive Compensation

The following table summarizes for the Company's fiscal year ended January 1, 2000 and for the two prior fiscal years compensation earned by the Chief Executive Officer of the Company and its following other Named Executive Officers who served in such capacity on January 1, 2000 and whose total annual compensation exceeded $100,000 in said fiscal year.

                           Summary Compensation Table

                                                                                              Long-Term
                                                                                             Compensation
                                                                  Annual Compensation          Awards
                                                                  -------------------          ------
                                                                                              Securities
 Name and                                                                                     Underlying       All Other
Principal Position                                    Year      Salary ($)      Bonus ($)     Options (#)   Compensation ($)
------------------                                    ----      ----------      ---------     -----------   ----------------
Linda M. Autore,                                      1999        179,293         11,225         15,000             --
President and Chief Executive Officer since           1998         24,404             --          8,000             --
August 17, 1999, Member Office of the
President (Chief Executive Office)
June 15, 1999-August 17, 1999, Senior Vice
President Sales and Marketing since 1998

Richard A. Bucchi,                                    1999        249,490         71,145             --        103,777 (1)
Member, Office of the President (Chief                1998        174,155             --         16,000          9,800 (2)
Executive Office) and Executive Vice President        1997        165,532             --             --          9,600 (2)
of Sales and Marketing until
June 11, 1999

Kenneth S. Kollmeyer,                                 1999        256,778         71,658             --          9,800 (2)
Executive Vice President of Operations since          1998        184,820             --         16,000          9,800 (2)
1999, Member, Office of the President
(Chief Executive Office), 1999, Senior Vice           1997        182,437             --             --          9,600 (2)
President Operations, 1992-1999

David V. Harper,                                      1999        211,824         29,854             --         65,095 (3)
Member, Office of the President                       1998         56,461             --         16,000             --
(Chief Executive Office) and Executive Vice
President of Finance - Chief Financial Officer
until August 17, 1999

(1) Included in Mr. Bucchi's other annual compensation for 1999 is $94,220 paid under a Severance, Consulting and Non- Competition Agreement, dated June 11, 1999, and a contribution of $9,557 to his retirement account under the Company's defined contribution plan.

(2) Consists of the Company's contribution to the named officer's retirement account under its defined contribution plan.

(3) Included in Mr. Harper's other annual compensation for 1999 is $60,652 paid under a Severance, Consulting and Non-Competition Agreement, dated August 17, 1999, and a contribution of $4,443 to his retirement account under the Company's defined contribution plan.

Employment Related Agreements

Linda M. Autore has an employment agreement as of March 1, 2000 to serve as the Company's Chief Executive Officer for a term starting March 1, 2000 and ending December 31, 2001. Under the agreement, Ms. Autore's 2000 annual base salary rate is $275,000 from March 1, 2000. Ms. Autore and Mr. Kollmeyer are participants under a plan entitling each to a payment equal to one year's salary in the event of a change of control (as defined in the plan) followed within twelve months by a change of position (as defined therein). Messrs. Hood and Savidge are participants under a plan entitling each to a payment equal to 75% of one year's salary in the event of a change of control. The plans are through December 31, 2000, except for Ms. Autore's which is through December 31, 2001.

 Defined Benefit Plans

 The Company has a noncontributory, defined benefit pension plan (the "Plan"). Under the Plan, retirement benefits are based on the number of years of service (up to a maximum of 25 years) multiplied by the sum of (i) 1.25% of the employee's average base compensation during the highest consecutive five years, and (ii) 0.6% of such compensation in excess of earnings for Social Security benefits as promulgated in an Internal Revenue Service "Covered Compensation Table Number l." The Plan is a "Qualified Plan" within the meaning of the Internal Revenue Code. Under Internal Revenue Code guidelines for a qualified plan, no more than $160,000 (as such may change from time to time) of cash compensation may be considered in calculating benefits payable under the Plan. Normal retirement is at age 65 and the Plan has a lump sum payment option.

 The following table shows the estimated annual benefits payable under the Plan upon retirement at age 65 to persons in specified remuneration and years-of-service classifications:


     Average Highest
     Consecutive                        Years of Service
     5 Years'        --------------------------------------------------------
     Compensation    10 Years        15 Years        20 Years        25 Years
     ------------    --------        --------        --------        --------

     $130,000        $ 19,694        $ 29,541        $ 39,388        $ 49,235

     $160,000        $ 27,094        $ 40,641        $ 54,188        $ 67,735

Ms. Autore will have 17 years of service, Mr. Hood will have 12 years of service, Mr. Kollmeyer will have 26 years of service and Mr. Savidge will have 22 years of service, assuming retirement from the Company at age 65.

Stock Options

The following table sets forth information concerning the number of options granted and the potential realized value of the stock options granted to each of the Company's Named Executive Officer during its fiscal year ended January 1, 2000:

                        Option Grants in Last Fiscal Year
                                Individual Grant
                                ----------------

                           Number of       Percent of                                             Potential
                           Securities         Total                                          Realizable Value at
                           Underlying        Options        Exercise                           Assumed Annual
                          Unexercised      Granted to          of                           Rates of Stock Price
                           Options at       Employees         Base                            Appreciation for
                          Fiscal Year-      in Fiscal        Price        Expiration            Option Terms
                                                                                                ------------
           Name             End (#)           Year           ($/Sh)          Date              5% ($) 10% ($)
           ----             -------           ----           ------          ----              --------------
     Linda M. Autore         15,000            37%           $9.125        8/17/04          37,816         83,564

The following table sets forth information concerning options exercised during the fiscal year ended January 1, 2000 and the number of unexercised options and the imputed value thereof held by the Named Executive Officers at the end of such fiscal year:

                                    Aggregated Option Exercises in Last Fiscal Year
                                           and Fiscal Year-End Option Values

                                                                 Number of Securities
                                                                Underlying Unexercised                     In-the-Money
                                   Shares                             Options at                            Options at
                                  Acquired                        Fiscal Year-End (#)                    Fiscal Year-End($)
                                                                  -------------------                    ------------------
                                     on            Value
              Name              Exercise(#)    Realized ($)   Exercisable          Unexercisable     Exercisable     Unexercisable
              ----              -----------    ------------   -----------          -------------     -----------     -------------
Linda M. Autore                      --             --              2,000             31,000             --             $9,375
President and Chief
Executive Officer

Peter T. Hood                        --             --                 --              3,000             --             $  750
Senior Vice President of
Information Systems

Kenneth S. Kollmeyer                 --             --              8,500             15,500             --                 --
Executive Vice President
of Operations

Joseph P. Savidge                    --             --                 --              3,000             --             $  750
Senior Vice President -
Finance and Chief
Financial Officer

Compensation Committee Interlocks and Insider Participation

The members of the Board's Executive Committee, which in 1999 performed the functions of a compensation committee, are Steven Kotler (Chairman), Robert H. Steele and Wilmer J. Thomas, Jr. Directors' compensation decisions were by the action of the entire Board, with no director participating in an action affecting himself. See "Compensation of Directors".

Executive Committee's Compensation Report

The objectives of the Company's executive officer compensation program are to attract and retain the best possible executive talent, to motivate the executives to achieve the goals of the Company's business strategy and to align executive and shareholder interests, by means of a compensation package that recognizes individual contributions as well as overall business results. The package for 1999 consisted of a base salary, annual bonuses under the Company's bonus plans, and stock options under its stock option plans. The performance of the chief executive officer is separately evaluated by the Committee, based on business development, formulation and delivery of major corporate goals and the Company's performance. The chief executive officer and, the Chairman of the Board made other compensation recommendations, which were based on an assessment of the nature of the position and the contributions, experience and tenure of the other executive officer. The Committee reviewed and approved the components of the packages.

Base Salaries. Base salaries for executive officers reflect the achievements, responsibilities and experience of the individual. Annual salary adjustments are determined by evaluating the performance of the Company and of each executive officer, and also take into account new responsibilities.

Annual Bonuses. For 1999, the Committee approved bonus plans under which executive officers were entitled to an annual bonus of up to $20,000 on the achievement of certain individually set goals and an additional bonus ranging between 12.5% and 50% of annual salary if the Company's pre-tax earnings (as defined in the plans and as subject to certain possible adjustments thereunder) exceeded specified amounts. The additional bonuses were designed to align the interests of the executives with those of the shareholders.

Stock Options. Stock options are designed to further align the interests of executives with those of the shareholders. They are granted with an exercise price equal to the market price of the Common Stock on the date of grant and, to encourage the creation of shareholder value by having appreciation occur over a number of years, generally become exercisable in four equal annual cumulative installments, starting one year after the date of the grant.

                              Executive Committee:
                              Steven Kotler
                              Robert H. Steele
                              Wilmer J. Thomas, Jr.

pPAGE>

                                PERFORMANCE GRAPH

The graph below compares the cumulative total shareholders' return of the Common Stock of the Company for the last five years with the American Stock Exchange Composite Index and the Standard & Poor's Wholesale - Medical, Dental & Hospital Equipment & Supply Index. The graph plots the value of a $100 investment on December 31, 1994, assuming that all dividends were reinvested.

Performance graph

                            Return to Shareholders
                              Moore Medical Corp.
                                INDEXED RETURNS

                                   Base
                                   Period
                                   Dec. 94    Dec. 95    Dec. 96    Dec. 97    Dec. 98    Dec. 99
                                   -------    -------    -------    -------    -------    -------
Moore Medical Corp.                      100      81.9       78.1        82.86     102.86      74.29
American Stock Exchange Index            100    126.42      134.5       157.86     158.87     202.22
Peer Group                               100    147.87      124.46      168.58     186.28     103.84


          SHAREHOLDER PROPOSALS AND NOMINATIONS FOR 2001 ANNUAL MEETING

Shareholder Proposals

Shareholders may present proposals for inclusion in the Company's 2001 Proxy Statement provided they are submitted to Chief Financial Officer, Moore Medical Corp., P.O. Box 1500, New Britain, CT 06050, no later than January 31, 2001, and are in compliance with applicable Securities and Exchange Commission regulations. A shareholder may present a proposal not included in said Proxy Statement at the Company's 2001 Annual Meeting of Shareholders only if it is presented in compliance with the company's by-laws and the Company has notice of it no later than April 17, 2001; however nominations are governed by special by-law procedures.

Nominating Procedures

The Company's by-laws provide that any shareholder entitled to vote for the election of directors may nominate persons for election as directors only if such shareholder has given written notice of such shareholder's intent to make such nominations, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company, care of Chief Financial Officer, Moore
Medical Corp., P.O. Box 1500, New Britain, CT 06050, not later than 60 days before the date of an annual meeting and not less than seven days after the date on which notice of a special meeting is first given to shareholders. Each such notice shall set forth:

     (a) The name and address of the shareholder who intends to make the nominations and of the person or persons to be nominated;

     (b) A representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

     (c) A description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which nominations are to be made by the shareholder;

     (d) Such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and

     (e) The consent of each nominee to serve as a director of the Company if so elected.

The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure. The Company has not received notice of nominations other than those proposed by management.

                   THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANT

PriceWaterhouseCoopers LLP is the independent public accountant for the Company. A representative of PriceWaterhouseCoopers LLP is expected to be present at the 2000 Annual Meeting of Shareholders and will be available to answer appropriate questions.

Dated: May 30, 2000

A SHAREHOLDER MAY OBTAIN A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED JANUARY 1, 2000 WITHOUT CHARGE BY WRITING TO: CHIEF FINANCIAL OFFICER, MOORE MEDICAL CORP., P.O. BOX 1500, NEW BRITAIN, CONNECTICUT 06050.

                                                                       Exhibit A


                               MOORE MEDICAL CORP.
                       2000 INCENTIVE COMPENSATION PROGRAM

1. Purpose.

     The purpose of this Moore Medical Corp. 2000 Incentive Compensation Program ("Program") is to increase stockholder value and advance the interests of Moore
  -------
Medical Corp., a Delaware corporation ("Moore Medical"), and its subsidiaries
                                        -------------
(collectively, the "Company") by providing a variety of Incentives (hereinafter
                    -------
defined) designed to attract, retain and motivate directors, officers, employees, consultants, independent contractors and agents.

2. Administration.

     2.1 Administration by Committee. The Program shall be administered by the
         ---------------------------
Compensation Committee ("Committee") of the Board of Directors ("Board") of
                         ---------                               -----
Moore Medical. The Committee shall, except as otherwise determined by the Board, consist of two or more directors all of whom shall be non-employee directors (within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended ("Exchange Act")), who are also outside directors within the meaning of
          ------------
Section 162(m) of the Internal Revenue Code of 1986 (as amended or as provided in successor provisions, the "Code").
                              ----
     2.2 Authority. Subject to the provisions of the Program, the Committee
         ---------
shall have the authority to:

           (a) interpret the provisions of the Program, and prescribe, amend and rescind rules and procedures relating to the Program;

           (b) award such Stock Options (hereinafter defined), Stock Awards (hereinafter defined), Restricted Stock (hereinafter defined), Performance Shares (hereinafter defined) and Other Incentives (hereinafter defined) (collectively, "Incentives"), in such amounts
                                                 ----------
           as it deems appropriate (including, without limitations Incentives made in combination with or in tandem with other Incentives, whether or not contemporaneously granted), and subject to such terms and conditions as it deems appropriate as set forth in the instrument evidencing the Incentive ("Award");
                                      -----

           (c) modify the terms of, cancel and reissue, (subject to Section 5.1(d) hereof, with respect to Incentive Stock Options (therein defined)), or repurchase outstanding Incentives, subject to Section
           11.9 hereof;

           (d) prescribe the form and content of any Award;

           (e) correct any defect or omission and reconcile any inconsistency in the Program or in any Incentive or Award; and

           (f) make all other determinations, and take all other actions as it deems necessary or desirable, for the administration of the Program.

[X] Please mark your votes as in this example.
    The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

                           FOR              WITHHOLD         Nominees: Steven Kotler, Robert H. Steele,
                      all nominees      authority to vote              Peter C. Sutro, Wilmer J. Thomas, Jr.,
                   (see instruction)    for all nominees               Daniel K. Wassong., Christopher W. Brody
1. ELECTION OF             [_]                [_]                      Linda M. Autore
   DIRECTORS

Instruction: To withhold authority to vote for any nominee(s), print the name(s) on the line below.

____________________________________________________________________________________________________




The shares represented by this proxy will be voted as directed. If no contrary instruction is given, the shares will be voted FOR the Election of Directors and FOR Proposals Numbers 2 and 3.

SIGNATURE(S) _________________________________________________________________

DATE ___________________________________

                           FOR       AGAINST       ABSTAIN
2. Approval of the         [_]         [_]           [_]
   2000 Incentive
   Compensation
   Program.


3. Approval of the         FOR       AGAINST       ABSTAIN
   Amendment of            [_]         [_]           [_]
   Certificate of
   Incorporation


IN THEIR DISCRETION THE PROXIES
ARE AUTHORIZED TO VOTE UPON
SUCH OTHER BUSINESS AS MAY
PROPERLY COME BEFORE THE
MEETING.



NOTE REGARDING SIGNATURE: Please sign and date as name appears hereon and return promptly. Joint owners should each sign. When signing as Corporate Officer, Partner, Executor, Administrator, Trustee or Guardian, please give full title. Please note any change in your address alongside the address as it appears hereon.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              MOORE MEDICAL CORP.-ANNUAL MEETING OF SHAREHOLDERS
                            Wednesday, June 21, 2000




     The undersigned hereby appoints JOSEPH P. SAVIDGE and JOSEPH GREENBERGER, and each of them, with the full power of substitution, and as proxies to represent the undersigned at the Annual Meeting of Shareholders to be held at the Algonquin Hotel, 59 West 44th Street, New York, New York on June 21, 2000, at 11:00 A.M., and at any adjournment or postponement thereof, and to vote all the shares of stock the undersigned would be entitled to vote if personally present at the meeting as indicated on the reverse side.

                        (To be signed on reverse side)